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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) is August 14, 2006
ENERGY WEST, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

MONTANA	0-14183	81-0141785

(State or other jurisdiction of incorporation or jurisdiction)	(Commission File Number)	(IRS Employer Identification Number)

1 First Avenue South, Great Falls, Montana	59401

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (406) 791-7500
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition
On August 14, 2006, Energy West, Incorporated issued a press release announcing its unaudited earnings for its fiscal year ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
On August 14, 2006, Energy West, Incorporated issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the declaration of a quarterly dividend.
The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Item

99.1	Press Release, dated August 14, 2006
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY WEST, INCORPORATED
Dated: August 14, 2006	By:	/s/ John C. Allen
John C. Allen
Senior Vice President and General Counsel